EXHIBIT 1

                                              JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Z-Tel Technologies, Inc. and further agree that this Joint Filing Agreement (the "Agreement") be included as an exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this February 14, 2000. The Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such parts taken together will constitute a part of this Agreement.

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Date: February 14, 2000                     BA CAPITAL COMPANY, L.P.
                                            By:      BA SBIC Management, LLC,
                                                     its general partner
                                                     By:      BA Equity Management, L.P.,
                                                              its sole member
                                                              By:      BA Equity Management GP, LLC
                                                                       its general partner
                                                              By:  /s/ Walter W. Walker, Jr.
                                                                 ---------------------------
                                                              Name:  Walter W. Walker, Jr.
                                                              Title:    Managing Member

                                            BA SBIC MANAGEMENT, LLC
                                            By:      BA Equity Management, L.P.,
                                                     its sole member
                                                     By:      BA Equity Management GP, LLC,
                                                              its general partner
                                                              By:  /s/ Walter W. Walker, Jr.
                                                                 ---------------------------
                                                              Name:  Walter W. Walker, Jr.
                                                              Title:    Managing Member

                                            BA EQUITY MANAGEMENT, L.P.
                                            By:      BA Equity Management GP, LLC,
                                                     its general partner
                                                     By:  /s/ Walter W. Walker, Jr.
                                                        ---------------------------
                                                     Name:  Walter W. Walker, Jr.
                                                     Title:    Managing Member

                                            BA EQUITY MANAGEMENT GP, LLC

                                            By:  /s/ Walter W. Walker, Jr.
                                               ---------------------------
                                            Name:  Walter W. Walker, Jr.
                                            Title:    Managing Member

                                              /s/ Walter W. Walker, Jr.
                                              -------------------------
                                              Walter W. Walker, Jr.


                                                       -17-

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                                            BANK OF AMERICA CORPORATION

                                            By: /s/ John E. Mack
                                               ------------------
                                               Name: John E. Mack
                                               Title:    Senior Vice President
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